SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             Filed by the Registrant                        [X]
                             Filed by a Party other than the Registrant    [  ]

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

         JNL Series Trust

         (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11 (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or  other  underlying  value  of  transaction  computed  pursuant  to
     Exchange Act Rule 0-11: (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of JNL Series Trust ("Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") are invested in sub-accounts of separate accounts established by Jackson or Jackson NY for such purposes that, in turn are invested in shares of one or more of the Funds of the Trust. References to shareholders in the enclosed Trust's Information Statement may be read to include you as an owner of a Variable Contract.

     On February 7, 2007, the Board of Trustees of the Trust voted to replace Western Asset Management Company ("WAMCO") with Goldman Sachs Asset Management, L.P. ("GSAM") and J.P. Morgan Investment Management, Inc ("JPMorgan"), respectively, as sub-advisers for the Funds of the Trust listed below. Enclosed please find the Trust's Information Statement regarding this change in sub-adviser for the following Funds:

                  JNL/Western Asset Strategic Bond Fund
          JNL/Western Asset U.S. Government & Quality Bond Fund

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

     If you have any questions regarding any of the changes, please call one of the following numbers on any business day: 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

                                          Sincerely,

                                          /s/ Mark D. Nerud

                                          MARK D. NERUD
                                          President and Chief Executive Officer

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:


                                JNL SERIES TRUST

                      JNL/Goldman Sachs Core Plus Bond Fund
                JNL/JPMorgan U.S. Government & Quality Bond Fund

                               FORMERLY KNOWN AS:

                      JNL/Western Asset Strategic Bond Fund
              JNL/Western Asset U.S. Government & Quality Bond Fund


                                 May _____, 2007

                                TABLE OF CONTENTS

                              INFORMATION STATEMENT
                                                                                PAGE

I. INTRODUCTION                                                                  1

II. INVESTMENT SUB-ADVISORY AGREEMENT WITH GSAM                                  2

III. DESCRIPTION AND CONTROL OF GSAM                                             4

IV.                  OTHER INVESTMENT COMPANIES ADVISED BY GSAM                  5

V. INVESTMENT SUB-ADVISORY AGREEMENT WITH JPMORGAN

VI. DESCRIPTION AND CONTROL OF JPMORGAN

VII. OTHER INVESTMENT COMPANIES ADVISED BY JPMORGAN

VIII. EVALUATION BY THE BOARD OF TRUSTEES

IX. ADDITIONAL INFORMATION

X. OTHER MATTERS

EXHIBIT A    AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN JACKSON                A-1
             NATIONAL ASSET A-1 MANAGEMENT, LLC AND GOLDMAN SACHS ASSET
             MANAGEMENT, L.P.

EXHIBIT B    COMPARISON OF THE JNL/WESTERN ASSET STRATEGIC BOND FUND AND THE    B-1
             JNL/GOLDMAN SACHS CORE PLUS BOND FUND

EXHIBIT C    EXECUTIVE OFFICERS & PARTNERS OF GSAM                              C-1

EXHIBIT D    AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET D-1
             MANAGEMENT, LLC AND J.P. MORGAN INVESTMENT MANAGEMENT, INC

EXHIBIT E    EXECUTIVE OFFICERS & PARTNERS OF JPMORGAN                          E-1


I.       INTRODUCTION

     JNL Series Trust ("Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 61 Funds ("Funds" and each a "Fund").

     As Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with, compensates and monitors sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of each of the Funds. In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each Fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust ("Board"). Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust.

     In  February  2007,   the  Board,   including  all  Trustees  who  are  not
"interested" (as defined by the 1940 Act) of any party to the Sub-Advisory Agreement ("Disinterested Trustees"), approved the Amendment to the Sub-Advisory Agreement between JNL Series Trust and Goldman Sachs Asset Management, L.P. ("GSAM").

     In  February  2007,   the  Board,   including  all  Trustees  who  are  not
"interested" (as defined by the 1940 Act) of any party to the Sub-Advisory Agreement ("Disinterested Trustees"), approved the Amendment to the Sub-Advisory Agreement between JNL Series Trust and J.P. Morgan Investment Management, Inc ("JPMorgan").

     The purpose of this Information Statement is to provide you with information about the amendment to the investment sub-advisory agreement between JNAM and GSAM, the investment sub-adviser for the JNL/Goldman Sachs Core Plus Bond Fund, and the amendment to the investment sub-advisory agreement between JNAM and JPMorgan, the investment sub-adviser for the JNL/JPMorgan U.S. Government & Quality Bond Fund (individually each a "Fund," collectively, the "Funds"), and certain events and transactions that caused the investment sub-advisory agreement between JNAM and Western Asset Management Company ("WAMCO") to terminate. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust and JNAM (as defined below) received from the Securities and Exchange Commission ("SEC") ("Order").

     The Trust has received an Order permitting it to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval. The Trust therefore is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

     WAMCO was the sub-adviser to the JNL/Western Asset Funds. WAMCO is a wholly-owned subsidiary of Legg Mason, Inc.

     WAMCO, with principal offices at 385 East Colorado Boulevard, Pasadena, California, 91101, is a California corporation with sister company offices in many locations around the world, including London and Singapore. WAMCO specializes in fixed income investment management for institutional investors.

     Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Funds. It will be mailed on or about May 1, 2007.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

II. INVESTMENT SUB-ADVISORY AGREEMENT WITH GSAM

     Prior to April 30, 2007, WAMCO, was the sub-adviser to the JNL/Western Asset Strategic Bond Fund ("Strategic Bond Fund") of the Trust pursuant to a sub-advisory agreements with JNAM, dated May 1, 2006, with respect to the Strategic Bond Fund that is a part of the Trust ("WAMCO Sub-Advisory Agreement"). The WAMCO Sub-Advisory Agreement was most recently approved by the Board at a meeting held on January 27, 2006.

     On February 7, 2007, the Board, including the Disinterested Trustees, unanimously voted to replace WAMCO with GSAM as sub-adviser for the Strategic Bond Fund and to approve an amendment to the sub-advisory agreement between JNAM and GSAM with respect to the Trust ("GSAM Sub-Advisory Agreement"). Please refer to Exhibit A for the GSAM Sub-Advisory Amendment. Pursuant to the Order, shareholder approval is not required for the amendment to the agreement because GSAM is not affiliated with JNAM. On April 30, 2007, GSAM succeeded WAMCO as sub-adviser to the Strategic Bond Fund.

     With the replacement of WAMCO with GSAM as sub-adviser, the name of the Strategic Bond Fund was changed as follows, and is currently referred to by its new name:

------------------------------------------------------------ ---------------------------------------------------------
                      PRIOR FUND NAME                                             NEW FUND NAME
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
           JNL/Western Asset Strategic Bond Fund                      JNL/Goldman Sachs Core Plus Bond Fund
------------------------------------------------------------ ---------------------------------------------------------

     The investment objectives and policies for the JNL/Goldman Sachs Core Plus Bond Fund were revised to read as follows:

     INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Core Plus Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (securities rated BB- or below by one nationally recognized statistical ratings organization or, if unrated, determined by the Sub-Adviser to be of comparable quality) (commonly referred to as "junk bonds"), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities. For purposes of this 75% constraint, the Fund will not deem a security to be non-investment grade if one NRSRO rates the security as investment grade.

     The Sub-Adviser uses duration management as a fundamental part of the management for this Fund. Generally, the Sub-Adviser expects to track the duration of the Lehman Brothers Aggregate Bond Index (plus or minus 1.5 years) although the securities held may have short, intermediate, and long terms to maturity. The Fund's average duration will not likely exceed 6 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

     The significant differences between the old investment objectives and policies of the JNL/Goldman Sachs Core Plus Bond Fund and the new investment policies described above are that the Fund can engage in forward foreign currency transactions for both speculative and hedging purposes, as well as the use of duration management. Duration management is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It is often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates. Please refer to Exhibit B for the changes from the previous description.

     The GSAM Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The GSAM Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty on sixty days' written notice by the Trust or by the Adviser, on ninety days' written notice by GSAM. The agreement also terminates automatically in the event of its assignment or in the event that the GSAM Sub-Advisory Agreement between the Sub-Adviser and the Fund is assigned or terminated for any other reason.

     The GSAM Sub-Advisory Agreement generally provides that GSAM, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of GSAM's duties under the GSAM Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the GSAM Sub-Advisory Agreement.

     The management fees for the Fund changed as follows:


                              -------------------------------------------------------------------

                                            JNL/GOLDMAN SACHS CORE PLUS BOND FUND

                                       ADVISORY RATES BEFORE THE CHANGE IN SUB-ADVISER

                                NET ASSETS                                           RATE

                                $0 to $150 million                                   .65%
                                $150 million to $500 million                         .60%
                                Over $500 million                                    .55%
                              ----------------------------------------------- -------------------


                               ------------------------------------------------------------------
                                             JNL/GOLDMAN SACHS CORE PLUS BOND FUND

                                        ADVISORY RATES AFTER THE CHANGE IN SUB-ADVISER

                                 NET ASSETS                                          RATE

                                 $0 to $500 million                                  .60%
                                 Over $500 million                                   .55%
                               ---------------------------------------------- -------------------

     Under the GSAM Sub-Advisory Agreement between the JNAM and GSAM with respect to the Funds, the sub-advisory fees have changed as outlined below. GSAM is paid a sub-advisory fee equal to a percentage of the Fund's average daily net assets based on the following schedule:

                               -------------------------------------------------------------------

                                             JNL/GOLDMAN SACHS CORE PLUS BOND FUND

                                       SUB-ADVISORY RATES BEFORE THE CHANGE IN SUB-ADVISER

                               AVERAGE DAILY NET ASSETS                           ANNUAL RATE

                               0 to $50 million                                        .375%
                               $50 million to $150 million                             .350%
                               $150 million to $500 million                            .300%
                               Amounts over $500 million                               .250%
                               ---------------------------------------------- --------------------

                                ------------------------------------------------------------------


                                              JNL/GOLDMAN SACHS CORE PLUS BOND FUND


                                       SUB-ADVISORY RATES AFTER THE CHANGE IN SUB-ADVISER

                               AVERAGE DAILY NET ASSETS                          ANNUAL RATE

                               0 to $500 million                                       .25%
                               Amounts over $500 million                              .185%
                               --------------------------------------------- --------------------

     The following table sets forth the aggregate amount of management fees paid by the Strategic Bond Fund to JNAM for the period ended December 31, 2006. THE AGGREGATE AMOUNT OF MANAGEMENT FEES TO BE PAID TO JNAM ARE EXPECTED TO CHANGE AS A RESULT OF THE CHANGE OF SUB-ADVISERS, BECAUSE THE MANAGEMENT FEE RATE IS SCHEDULED TO CHANGE.

                               ------------------------------------------------ -------------------------
                               FUND NAME                                               ACTUAL FEES
                               JNL/Western Asset Strategic Bond Fund                  $2,437,592
                               ------------------------------------------------ -------------------------

     The sub-advisory fee for the Strategic Bond Fund did change as a result of the completion of the transaction. For the period from May 1, 2006 through December 31, 2006, WAMCO received $894,666 in sub-advisory fees with respect to the Strategic Bond Fund.

III. DESCRIPTION AND CONTROL OF GSAM

     GSAM, with principal offices at 32 Old Slip, New York, New York 10005, is a Delaware limited liability company with offices in many locations around the world, including London and Singapore.

     GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman"). As of December 31, 2006, GSAM, including it's advisory affiliates, had assets under management of $627.61 billion (including seed capital and excluding assets under supervision).

     As the Sub-Adviser to the Fund, GSAM provides the Fund with investment research, advice and supervision and manages the Fund's securities consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Fund's current Prospectus. The principal risks of investing in the Fund are listed in the Fund's Prospectus under the JNL/Goldman Sachs Core Plus Bond Fund's heading "PRINCIPAL RISKS OF INVESTING IN THE FUND".

JNL/GOLDMAN SACHS CORE PLUS BOND FUND

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. and Global Fixed - Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Christopher Sullivan (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

o James B. Clark (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994 after working as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to becoming co-head of the US Fixed Income Team, James headed the portfolio management group specializing in mortgage-backed and asset-backed securities.

     For information regarding the principal executive officers and directors of GSAM, see Exhibit C hereto.

IV. OTHER INVESTMENT COMPANIES ADVISED BY GSAM

     GSAM currently act as adviser or sub-advisers to the following other registered investment companies having similar investment objectives and policies to those of the Strategic Bond Fund. The size of each of these funds and the rate of GSAM's compensation for each fund are as follows:

JNL/GOLDMAN SACHS CORE PLUS BOND FUND

[TO BE UPDATED BY AMENDMENT]

V. INVESTMENT SUB-ADVISORY AGREEMENT WITH JPMORGAN

     Prior to April 30, 2007, WAMCO, with principal offices at 385 East Colorado Boulevard, Pasadena, California 91101, was the sub-adviser to the JNL/Western Asset U.S. Government & Quality Bond Fund ("Quality Bond Fund") of the Trust pursuant to a sub-advisory agreement with JNAM, dated May 1, 2006, with respect to the Quality Bond Fund that is a part of the Trust ("WAMCO Sub-Advisory Agreement"). The WAMCO Sub-Advisory Agreement was most recently approved by the Board at a meeting held on January 27, 2006.

     On February 7, 2007, the Board, including the Disinterested Trustees, unanimously voted to replace WAMCO with JPMorgan as sub-adviser for the Quality Bond Fund and to approve an amendment to the sub-advisory agreement between JNAM and JPMorgan with respect to the Trust ("JPMorgan Sub-Advisory Agreement"). Please refer to Exhibit D for the JPMorgan Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the amendment to the agreement because JPMorgan is not affiliated with JNAM. On April 30, 2007, JPMorgan succeeded WAMCO as sub-adviser to the Quality Bond Fund.

     With the replacement of WAMCO with JPMorgan as sub-adviser, the name of the Quality Bond Fund was changed as follows, and is currently referred to by its new name:

------------------------------------------------------------ ---------------------------------------------------------
                      PRIOR FUND NAME                                             NEW FUND NAME
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
JNL/Western Asset U.S. Government & Quality Bond Fund        JNL/JPMorgan U.S. Government & Quality Bond Fund
------------------------------------------------------------ ---------------------------------------------------------

     No  changes  have  been  made  to  the  investment  objectives,   principal
investment strategies or advisory fees.

     The JPMorgan Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The JPMorgan Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty on sixty days' written notice by the Trust or by Adviser, on ninety days' written notice by JPMorgan. The agreement also terminates automatically in the event of its assignment or in the event that the JPMorgan Sub-Advisory Agreement between the Sub-Adviser and the Fund is assigned or terminated for any other reason.

     The JPMorgan Sub-Advisory Agreement generally provides that JPMorgan, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of JPMorgan's duties under the JPMorgan Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the JPMorgan Sub-Advisory Agreement.

         The management fees for the Funds remain unchanged.

                               -------------------------------------------------------------------------------

                                              JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND

                                         ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER

                               NET ASSETS                                                       RATE

                               $0 to $150 million                                               .50%
                               $150 million to $300 million                                     .45%
                               $300 million to $500 million                                     .40%
                               Over $500 million                                                .35%
                               ----------------------------------------------------------- -------------------

     Under the JPMorgan Sub-Advisory Agreement between the JNAM and JPMorgan with respect to the Fund, the sub-advisory fees have changed as outlined below. JPMorgan is paid a sub-advisory fee equal to a percentage of the Fund's average daily net assets based on the following schedule:

                               -------------------------------------------------------------------------------

                                               JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND

                                             SUB-ADVISORY RATES BEFORE THE CHANGE IN SUB-ADVISER

                               AVERAGE DAILY NET ASSETS                                       ANNUAL RATE

                               0 to $150 million                                                   .225%
                               $150 million to $300 million                                        .175%
                               $300 million to $500 million                                         .15%
                               Amounts over $500 million                                            .10%
                               ---------------------------------------------------------- --------------------

                                ------------------------------------------------------------------------------

                                             JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND


                                             SUB-ADVISORY RATES AFTER THE CHANGE IN SUB-ADVISER

                               AVERAGE DAILY NET ASSETS                                      ANNUAL RATE

                               0 to $200 million                                                   .20%
                               $200 million to $500 million                                        .15%
                               Amounts over $500 million                                           .12%
                               --------------------------------------------------------- --------------------

     The following table sets forth the aggregate amount of management fees paid by the Quality Bond Fund to JNAM for the period ended December 31, 2006. THE AGGREGATE AMOUNT OF MANAGEMENT FEES TO BE PAID TO JNAM ARE NOT EXPECTED TO CHANGE AS A RESULT OF THE CHANGE OF SUB-ADVISERS.

--------------------------------------------------------- --------------------
FUND NAME                                                      ACTUAL FEES
---------                                                      -----------
JNL/Western Asset U.S. Government & Quality Bond Fund          $1,081,780
--------------------------------------------------------- --------------------

     The sub-adviser fee for the Quality Bond Fund did change as a result of the completion of the transaction. For the period from May 1, 2006 through December 31, 2006, WAMCO received $318,968 in sub-advisory fees with respect to the Quality Bond Fund.

VI. DESCRIPTION AND CONTROL OF JPMORGAN

     JPMorgan, with principal offices at 245 Park Avenue, New York, NY 10167, is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, JPMorgan and its affiliates had approximately $1,103 trillion in assets under management.

     As the Sub-Adviser to the Fund, JPMorgan provides the Fund with investment research, advice and supervision and manages the Fund's securities consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Fund's current Prospectus. The principal risks of investing in the Fund are listed in the Fund's Prospectus under the JNL/JPMorgan U.S. Government & Quality Bond Fund's heading "PRINCIPAL RISKS OF INVESTING IN THE FUND".

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND

The Quality Bond Fund has a portfolio management team that is responsible for the day-to-day management of the Quality Bond Fund. The portfolio management team is led by Michael Sais, Managing Director of J.P. Morgan. Mr. Sais is a Fixed Income Fund Manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMorgan Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Sais joined the firm in 1994 as a senior fixed income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. Prior to this, he served as senior investment portfolio manager of Valley National Bank of Phoenix, where he was responsible for the management of the bank's $2.2 billion investment portfolio. Mr. Sais began his career with Citibank in San Juan, Puerto Rico, as an asset/liability manager and eurodollar trader. He obtained a B.S. and an M.B.A, both in finance, from Indiana University. Mr. Sais is also a CFA charterholder and member of The CFA Institute as well as the CFA Society of Columbus.

     For information regarding the principal executive officers and directors of JPMorgan, see Exhibit E hereto. [TO BE UPDATED BY AMENDMENT]

VII. OTHER INVESTMENT COMPANIES ADVISED BY JPMORGAN

     JPMorgan currently acts as adviser or sub-adviser to the following other registered investment companies having similar investment objectives and policies to those of the Quality Bond Fund. The size of each of these funds and the rate of JPMorgan's compensation for each fund are as follows:

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND

[TO BE UPDATED BY AMENDMENT]


VIII. EVALUATION BY THE BOARD OF TRUSTEES

The Board oversees the management of each Fund and, as required by law, determines annually whether to approve the Funds' advisory agreement with Jackson National Asset Management, LLC ("JNAM") and each Fund's sub-advisory agreement(s).

At a meeting on February 6, 2007, the Board, including all of the Independent Trustees, considered information relating to the Trust's investment advisory and management agreement with JNAM ("Advisory Agreement"), information relating to the proposed amendment to the existing sub-advisory agreements with GSAM and the proposed amendment to the existing sub-advisory agreement with JPMorgan ("Sub-Advisory Agreements"). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreement and the Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board's discussion, the Board approved the amendment to the existing sub-advisory agreement with GSAM, and the amendment to the existing sub-advisory agreement with JPMorgan, which were approved until June 2007 when each agreement will be up for its annual renewal.

In reviewing the Agreement and the Sub-Advisory Agreements and considering the information, the Board was advised by outside legal counsel to the Funds, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including principally: (1) the nature, quality and extent of the services to be provided, (2) the costs of the services to be provided, (3) whether economies of scale may be realized as each Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (4) other benefits that may accrue to JNAM and the sub-advisers through their relationships with the Funds. The Board did not consider the investment performance of the Funds because GSAM and JPMorgan had not yet been retained as the Fund's sub-adviser. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board's decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreement is fair and reasonable and in the best interests of the shareholders of each Fund and that the Sub-Advisory Agreements are fair and reasonable and in the best interests of the shareholders of the applicable Funds. In reaching its conclusions, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services to be provided by JNAM and the sub-advisers.

     For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the sub-advisers, as well as the provision of recordkeeping and compliance services to the Funds. The Board also considered that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds' distributor, transfer agent and custodian. With respect to JNAM's oversight of the sub-advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the sub-advisers. The Board also considered the investment sub-advisory services to be provided by each sub-adviser. The Board considered JNAM's evaluation of the sub-advisers, as well as JNAM's recommendation, based on its review of the sub-advisers, to approve the Sub-Advisory Agreements.

     The Board reviewed the qualifications, backgrounds and responsibilities of JNAM's senior management that would be responsible for oversight of the Funds and each sub-adviser, and also reviewed the qualifications, backgrounds and responsibilities of the sub-advisers' portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM's and each sub-adviser's organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each sub-adviser. The Board considered compliance reports about JNAM and the sub-advisers from the Trust's CCO.

     Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by the sub-adviser(s) under the applicable Sub-Advisory Agreement.

     COSTS OF SERVICES

     The Board reviewed the fees to be paid to JNAM and each Fund's sub-adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund's proposed advisory fees compared to the median advisory fees for other funds similar in size, character and investment strategy ("expense group"). While the Board also considered each Fund's proposed sub-advisory fee and compared that to the median sub-advisory fee of the expense group, the Board noted that each Fund's sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund's total expense ratio.

     Further  detail   considered  by  the  Board  regarding  the  advisory  and
sub-advisory fees of each Fund is set forth below:

     JNL/GOLDMAN SACHS CORE PLUS BOND FUND (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND). The Board considered that the Fund's proposed advisory fee is lower than the expense group average and the proposed sub-advisory fees are lower than the expense group average. The Board noted, however, the Fund's estimated total expense ratio, which is 13 basis points (bps) lower than that of the expense group average. The Board concluded that the proposed advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

     JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND). The Board considered that the Fund's proposed advisory fee is higher than the expense group average and the proposed sub-advisory fees are higher than the expense group average. The Board noted, however, the Fund's estimated total expense ratio, which is 4 bps lower than that of the expense group average. The Board concluded that the proposed advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

     ECONOMIES OF SCALE

     The Board considered whether each Fund's proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. In light of this, the Board concluded that it would be fair, reasonable and in the best interests of each Fund and its shareholders to approve each Agreement.

     OTHER BENEFITS TO JNAM AND THE SUB-ADVISERS

     In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain sub-advisers may pay for portions of meetings organized by the Funds' distributor to educate wholesalers about the Fund(s) that each of those sub-advisers would manage. The Board considered JNAM's assertion that those meetings would not yield a profit to the Funds' distributor, that sub-advisers would not be required to participate in the meetings and that recommendations to hire or fire sub-advisers would not be influenced by a sub-adviser's willingness to participate in the meetings.

     In evaluating the benefits that may accrue to the sub-advisers through their relationship with the Fund(s), the Board noted that each sub-adviser may develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s).

IX. ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST

     As of April 13, 2007, there were issued and outstanding the following number of shares for the Fund:

----------------------------------------------------------------------------- ----------------------------------------
FUND                                                                                        SHARES OUTSTANDING
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class A)                                               42,401,785.912
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class B)                                                27,164.661
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)                                 21,802,575.355
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class B)                                     11,884.643
----------------------------------------------------------------------------- ----------------------------------------

     As of April 13, 2007, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

     Because the shares of the Fund are sold only to Jackson, Jackson NY, certain Funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust.

     As of April 13, 2007, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

----------------------------------------------- --------------------------------- --------------------- ------------------
FUND                                            NAME AND ADDRESS                  AMOUNT OF OWNERSHIP     PERCENTAGE OF
                                                                                                          SHARES OWNED
----------------------------------------------- --------------------------------- --------------------- ------------------
---------------------------------------------------------------------------------- -------------------- -------------------
JNL/GOLDMAN SACHS CORE PLUS BOND FUND - CLASS A
---------------------------------------------------------------------------------- -------------------- -------------------
----------------------------------------------- --------------------------------- --------------------- ------------------
JNL/S&P Managed Moderate Growth Fund            Attn: Mark Nerud                       7,160,367.814          16.89%
                                                225 W. Wacker Drive
                                                Suite 1200
                                                Chicago, Illinois 60606
----------------------------------------------- --------------------------------- --------------------- ------------------
----------------------------------------------- --------------------------------- --------------------- ------------------
JNL/S&P Managed Growth Fund                     Attn: Mark Nerud                       5,308,961.046          12.52%
                                                225 W. Wacker Drive
                                                Suite 1200
                                                Chicago, Illinois 60606
----------------------------------------------- --------------------------------- --------------------- ------------------
----------------------------------------------- --------------------------------- --------------------- ------------------
JNL/S&P Managed Conservative Fund               Attn: Mark Nerud                       2,151,927.593           5.08%
                                                225 W. Wacker Drive
                                                Suite 1200
                                                Chicago, Illinois 60606
----------------------------------------------- --------------------------------- --------------------- ------------------
----------------------------------------------- --------------------------------- --------------------- ------------------
JNL/S&P Managed Moderate Fund                   Attn: Mark Nerud                       3,085,856.711           7.28%
                                                225 W. Wacker Drive
                                                Suite 1200
                                                Chicago, Illinois 60606
----------------------------------------------- --------------------------------- --------------------- ------------------
----------------------------------------------- --------------------------------- --------------------- ------------------
JNL/GOLDMAN SACHS CORE PLUS BOND FUND - CLASS   Jackson National Life Insurance            9,136.646          33.63%
B                                               Company (seed money)
                                                1 Corporate Way
                                                Lansing, Michigan 48951
----------------------------------------------- --------------------------------- --------------------- ------------------
---------------------------------------------------------------------------------- -------------------- -------------------
JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND - CLASS A
---------------------------------------------------------------------------------- -------------------- -------------------
----------------------------------------------- --------------------------------- --------------------- ------------------
JNL/S&P Managed Moderate Growth Fund            Attn: Mark Nerud                       3,936,967.879          18.06%
                                                225 W. Wacker Drive
                                                Suite 1200
                                                Chicago, Illinois 60606
----------------------------------------------- --------------------------------- --------------------- ------------------
----------------------------------------------- --------------------------------- --------------------- ------------------
JNL/S&P Managed Moderate Fund                   Attn: Mark Nerud                       1,371,367.645           6.29%
                                                225 W. Wacker Drive
                                                Suite 1200
                                                Chicago, Illinois 60606
----------------------------------------------- --------------------------------- --------------------- ------------------
------------------------------------------------ --------------------------------- -------------------- -------------------
JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND      Jackson National Life Insurance             9,044.376        76.10%
FUND - CLASS B                                   Company (seed money)
                                                 1 Corporate Way
                                                 Lansing, Michigan 48951
------------------------------------------------ --------------------------------- -------------------- -------------------

     The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life is 1 Corporate Way, Lansing, Michigan 48951.

     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of April 13, 2007, no person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund.

FUND TRANSACTIONS AND BROKERAGE

     Pursuant to each Sub-Advisory Agreement, the sub-adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Trust.

     Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a "Sub-Adviser"), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

X. OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2006, a copy of the Trust's semi-annual report for the period ended June 30, 2006, or a copy of the Trust's prospectus and Statement of Additional Information to any shareholder upon request. To obtain a copy, please call 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 or by visit WWW.JNL.COM or WWW.JNLNY.COM.

     JNAM, the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

                                    EXHIBIT A

      AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET
            MANAGEMENT, LLC AND GOLDMAN SACHS ASSET MANAGEMENT, L.P.

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and GOLDMAN SACHS ASSET MANAGEMENT, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of May 2, 2005 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to a investment portfolio of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, in order to reflect a change in sub-adviser for the JNL/Western Asset Strategic Bond Fund, Schedule A and Schedule B must be amended, to add the new sub-advised fund (the JNL/Goldman Sachs Core Plus Bond Fund).

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2007, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 30th day of April, 2007.


JACKSON NATIONAL ASSET                      GOLDMAN SACHS ASSET
MANAGEMENT, LLC                             MANAGEMENT, L.P.
By:                                         By:
Mark D. Nerud                               Name:______________________________
Title: President                            Title:_____________________________

                                   SCHEDULE A
                              DATED APRIL 30, 2007
                                     (Funds)

 ------------------------------------------------------------------------------
                      JNL/Goldman Sachs Core Plus Bond Fund
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                   JNL/Goldman Sachs Short Duration Bond Fund
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                      JNL/Goldman Sachs Mid Cap Value Fund
 ------------------------------------------------------------------------------

                                   SCHEDULE B
                              DATED APRIL 30, 2007
                                 (Compensation)

----------------------------------------------------------------------------
                      JNL/GOLDMAN SACHS CORE PLUS BOND FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to 500 Million                                               .25%
------------------------------------------------------- --------------------
Amounts over $500 Million                                       .185%
------------------------------------------------------- --------------------

----------------------------------------------------------------------------
                   JNL/GOLDMAN SACHS SHORT DURATION BOND FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $100 Million                                              .20%
------------------------------------------------------- --------------------
$100 to $250 Million                                            .17%
------------------------------------------------------- --------------------
$250 to $500 Million                                            .15%
------------------------------------------------------- --------------------
Amounts over $500 Million                                       .12%
------------------------------------------------------- --------------------

----------------------------------------------------------------------------
                      JNL/GOLDMAN SACHS MID CAP VALUE FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to 100 Million                                               .50%
------------------------------------------------------- --------------------
Amounts over $100 Million                                       .45%
------------------------------------------------------- --------------------

                                    EXHIBIT B

             COMPARISON OF THE JNL/WESTERN ASSET STRATEGIC BOND FUND
                  AND THE JNL/GOLDMAN SACHS CORE PLUS BOND FUND


JNL/GOLDMAN SACHS CORE PLUS BOND FUND (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Core Plus Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (securities rated BB- or below by one nationally recognized statistical ratings organization or, if unrated, determined by the Sub-Adviser to be of comparable quality) (commonly referred to as "junk bonds"), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The
Fund does not currently intend to invest more than 75% of assets in non-investment grade securities. For purposes of this 75% constraint, the Fund will not deem a security to be non-investment grade if one NRSRO rates the security as investment grade.

The Sub-Adviser uses duration management as a fundamental part of the management for this Fund. Generally, the Sub-Adviser expects to track the duration of the Lehman Brothers Aggregate Bond Index (plus or minus 1.5 years) although the securities held may have short, intermediate, and long terms to maturity. The Fund's average duration will not likely exceed 6 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.


          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.


          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.


As of April 30, 2007, Goldman Sachs Asset Management, L.P. ("GSAM(R)") replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31


CLASS A

                                [OBJECT OMITTED]

10.66%      2.46%      1.87%      7.28%      6.71%      8.38%      13.53%      6.91%      2.62%      4.77%
------      ------     ------     ------     ------     ------     ------      ------     ------     ------
1997        1998       1999       2000       2001       2002       2003        2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

CLASS B

                                [OBJECT OMITTED]
2.87%      4.94
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.94% (3rd quarter of 2006) and its lowest quarterly return was -0.68% (1st quarter of 2005).


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------- ----------------- ------------- -------------------
                                                                     1 year          5 year          10 year*
--------------------------------------------------------------- ----------------- ------------- -------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class A)                       4.77%           7.17%          6.46%
Lehman Brothers Aggregate Bond Index                                  4.33%           5.06%          6.20%
--------------------------------------------------------------- ----------------- ------------- -------------------


The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------ ----------------- ------------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------ ----------------- ------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class B)                                     4.94%             4.52%
Lehman Brothers Aggregate Bond Index                                                4.33%             3.28%
  ------------------------------------------------------------------------------ ----------------- ------------------


The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE


---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.70%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.90%
----------------------------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.70%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.70%
----------------------------------------------------------------------------------------------- ---------------------



* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $92
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $287
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $498
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                     $1,108
------------------------------------------------------------------------------------- ------------------------

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $72
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $224
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $390
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $871
------------------------------------------------------------------------------------- ------------------------


ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund is GSAM, 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. AND GLOBAL Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Christopher Sullivan (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

o James B. Clark (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994 after working as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to becoming co-head of the US Fixed Income Team, James headed the portfolio management group specializing in mortgage-backed and asset-backed securities.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

                                    EXHIBIT C

                      EXECUTIVE OFFICERS & PARTNERS OF GSAM

Elizabeth D. Anderson, CFA (1)
Benjamin C. Barber, CFA (1)
Charles Baillie (1)
Steven M. Barry (1)
Jonathan A. Beinner (1)
Mark Beveridge (2)
Mark M. Carhart, CFA (1)
James B. Clark (1)
Kent Clark (1)
James Dilworth (3)
Suzanne O. Donohoe (1)
Vincent Duhamel, CFA (4)
Herbert E. Ehlers (5)
Gregory H. Ekizian, CFA (1)
Alex Fletcher (2)
David A. Fishman (1)
Stephen C. Fitzgerald (2)
Rachel C. Golder (1)
Timothy Michael Hannon (6)
William Howard, CFA (2)
Mark Howard-Johnson (1)
Raymond J. Iwanowski, Jr. (1)
Andrew R. Jessop (1)
Robert C. Jones (1)
Thomas J. Kenny (1)
Chris Kojima (1)
Douglas Kramer (1)
Peter S. Kraus (7)
David Kruth, CFA (1)
Robert B. Litterman (1)
James P. McCarthy (1)
Matthew B. Mclennan, CFA (2)
Stuart McPherson (2)
Michael R. Miele (1)
Phillip J. Moffitt (2)
Donald J. Mulvihill (1)
Maria Gordon, CFA (2)
Eileen Rominger (1)
Eric Schwartz (7)
Mark Shattan (1)
David G. Shell, CFA (1)
Andrew Charles Smith, CFA (6)
Theodore T. Sotir (2)
Alec P. Stais (1)
Christopher P. Sullivan, CFA (1)
Caroline H. Taylor (2)
Siew Hua Thio (8)
Kenny Tjan, CFA (8)
Daisuke Toki (9)
Kaysie P. Uniacke (1)
Andrew F. Wilson (1)
Kurt D. Winkelmann (1)


(1) 32 Old Slip, New York, New York 10005
(2) Christchurch Court, 10-15 Newgate St, London EC1A 7HD, England
(3) Messeturm, Friedrich-Ebert-Anlange 49, 60308 Frankfurt am Main, Germany
(4) Cheung Kong Center, 2 Queens Road Central, Hong Kong, People's Republic of China
(5) 2502 Rocky Point Drive, Tampa, Florida 33607
(6) Level 16, 101 Collins Street, Melbourne Vic 3000, Australia
(7) One New York Plaza, New York, New York 10004
(8) 1 Raffles Link, #07-01 South Lobby, Singapore 039393
(9) 10-1, Roppongi 6-chome, Minato-Ku, Tokyo, Japan

                                    EXHIBIT D

       AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET
           MANAGEMENT,LLC AND J.P. MORGAN INVESTMENT MANAGEMENT, INC

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                     J.P. MORGAN INVESTMENT MANAGEMENT INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, in order to reflect a change in sub-adviser for the JNL/Western Asset U.S. Government & Quality Bond Fund, Schedule A and Schedule B must be amended, to add the new sub-advised fund (the JNL/JPMorgan U.S. Government & Quality Bond Fund).

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2007, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 30th day of April, 2007.

JACKSON NATIONAL ASSET                      J.P. MORGAN INVESTMENT
MANAGEMENT, LLC                             MANAGEMENT INC.

By:                                         By:
Mark D. Nerud                               Name:______________________________
Title: President                            Title:_____________________________

                                   SCHEDULE A
                              DATED APRIL 30, 2007
                                     (Funds)
 ------------------------------------------------------------------------------
                     JNL/JPMorgan International Equity Fund
 ------------------------------------------------------------------------------
                      JNL/JPMorgan International Value Fund
 ------------------------------------------------------------------------------
                JNL/JPMorgan U.S. Government & Quality Bond Fund
 ------------------------------------------------------------------------------

                                   SCHEDULE B
                              DATED APRIL 30, 2007
                                 (Compensation)

----------------------------------------------------------------------------
                     JNL/JPMORGAN INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $350 Million                                              .40%
------------------------------------------------------- --------------------
Amounts over $350 Million                                       .35%
------------------------------------------------------- --------------------

----------------------------------------------------------------------------
                      JNL/JPMORGAN INTERNATIONAL VALUE FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $350 Million                                              .40%
------------------------------------------------------- --------------------
Amounts over $350 Million                                       .35%
------------------------------------------------------- --------------------

----------------------------------------------------------------------------
                JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $200 Million                                              .20%
------------------------------------------------------- --------------------
$200 Million to $500 Million                                    .15%
------------------------------------------------------- --------------------
Amounts over $500 Million                                       .12%
------------------------------------------------------- --------------------

                                    EXHIBIT E

                   EXECUTIVE OFFICERS AND PARTNERS OF JPMORGAN

                          [TO BE UPDATED BY AMENDMENT]